Phoenix Duff & Phelps Institutional Mutual Funds
                Supplement Dated November 22, 1996 to Prospectus and Statement of Additional Information Dated September 3, 1996


The Portfolio Managers

     The following replaces the paragraph under "Balanced Portfolio" on page 18 of the Prospectus.

     Mr. C. Edwin Riley, Jr. serves as portfolio manager of the Balanced Portfolio and as such is responsible for the day-to-day management of the Portfolio's holdings. Mr. Riley has served as portfolio manager of the Phoenix Balanced Series of the Phoenix Series Fund since 1995. From 1988 to 1995, Mr. Riley served as Senior Vice President and Director of Equity Management for Nationsbank Investment Management.